INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MARCH 28, 2024 TO THE PROSPECTUSES
DATED DECEMBER 20, 2023 OF:
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
(the “Fund”)
Effective March 31, 2024, the following replaces the second paragraph of the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and in the section titled “Summary Information—Principal Investment Strategies” in the Fund’s Statutory Prospectus:
Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (“RA” or the “Index Provider”) or its agent compiles and calculates the Underlying Index, which is designed to measure the performance of U.S. dollar-denominated, investment grade corporate bonds that are SEC-registered securities, Section 3(a)(2) securities under the Securities Act of 1933 (“Securities Act”), or Rule 144A securities under the Securities Act and whose issuers are public companies domiciled in the United States. The Underlying Index selects and weights securities based on the Fundamental Index® approach developed by RA that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flow. Only non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index.
Effective March 31, 2024, the following replaces the first paragraph on page 4 of the Statutory Prospectus in the section titled “Additional Information About the Fund’s Strategies and Risks—RAFI® Bonds U.S. Investment Grade 1-10 Index”:
The Underlying Index is comprised of U.S. dollar-denominated investment grade corporate bonds which are SEC-registered securities, Section 3(a)(2) securities, or Rule 144A securities under the Securities Act and whose issuers are public companies domiciled in the United States. Only non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals or municipal bonds, as well as those issuers that are not domiciled in the United States, are excluded from the Underlying Index. The Underlying Index is rebalanced after the close of business on the last trading day of every month and weights its constituents annually on the last trading day in March according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value of assets) to the aggregate sales (or cash flow, dividends or book value of assets) across all companies in the sample universe. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. Companies that receive a negative composite RA weight are not eligible for inclusion in the Underlying Index. Each issue must have a minimum par value amount of $500 million outstanding and must be rated BBB/Baa or higher by both Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”). Split-rated bonds are ineligible if either agency’s rating is below BBB/Baa. Bonds that are downgraded below BBB/Baa during the month are removed from the Underlying Index at month-end. In the case that a newly exchanged bond is not yet rated by Moody’s or S&P, or updated by the data vendor, the new bond will carry the rating of the old bond for a period of one monthly rebalance cycle. For example, if a bond is exchanged at the beginning of January, and it is not yet rated, it will carry the rating of the old bond for the end of January rebalance. If it is still missing the rating at the end of February rebalance, the bond will be removed. All issues in the Underlying Index must have a minimum of two-year call protection when added to the Underlying Index. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are eligible for inclusion in the Underlying Index.
Please Retain This Supplement For Future Reference.
P-PFIG-PRO-SUP 032824